UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2006

Hudson Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-13412   13-3641539

(Commission File Number)    (IRS Employer Identification No.)

275 North Middletown Road Pearl River, New York 10965

(Address of Principal Executive Offices) (Zip Code)

(845) 735-6000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2006, Hudson Technologies, Inc. (the "Registrant") entered into an Amended and Restated Employment Agreement (the "Employment Agreement") with Kevin J. Zugibe, the Registrant's Chief Executive Officer, for a period of two years, which expires in October 2008 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety (90) days prior to the expiration date of the then current term. Pursuant to the Employment Agreement, Mr. Zugibe is receiving an annual base salary of $179,900 with such increases and bonuses as the Board may determine. In addition, pursuant to the Employment Agreement, in the event of his involuntary separation from the Registrant without cause, or in the event of his voluntary separation for a good reason as enumerated in the Employment Agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of 24 months, and a lump sum payment equivalent to the highest bonus paid to Mr. Zugibe in the 3 years prior to his termination, pro-rated to the date of his termination. The Employment Agreement also provides, in the event of Mr. Zugibe's disability, for the continuation of at least 75% of Mr. Zugibe's salary for up to one hundred twenty (120) days after the commencement of his disability. Pursuant to the Employment Agreement, Mr. Zugibe has also received payment in the amount of $5,000, and has received 9,300 stock options under the Registrant's 1997 Stock Option Plan as additional consideration for Mr. Zugibe's agreement to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with the Registrant in specified geographic areas for a period of 24 months after his termination for any reason. The description of the Employment Agreement described in this report does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

On October 10, 2006, the Registrant entered into an agreement with Brian F. Coleman, the Registrant's President, pursuant to which, in the event of his involuntary separation from the Registrant without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of 18 months, and a lump sum payment equivalent to the highest bonus paid to him in the 3 years prior to his termination, pro-rated to the date of his termination. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty (120) days after the commencement of his disability. Pursuant to the agreement, Mr. Coleman has also received payment in the amount of $4,500, and has received 8,100 stock options under the Registrant's 1997 Stock Option Plan, as additional consideration for his agreement to certain covenants and restrictions, which include an agreement that he will not compete with the Registrant in specified geographic areas for a period of 18 months after his termination for any reason. The description of the October 10, 2006 agreement between the Registrant and Brian F. Coleman described in this report does not purport to be complete and is qualified in its entirety by reference to the October 10, 2006 agreement between the Registrant and Brian F. Coleman, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

On October 10, 2006, the Registrant entered into an agreement with James R. Buscemi, the Registrant's Chief Financial Officer, pursuant to which, in the event of his involuntary separation from the Registrant without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Buscemi will receive severance payments in the form of the continuation of his annual base salary and benefits for a period of 12 months, and a lump sum payment equivalent to highest bonus paid to Mr. Buscemi in the 3 years prior to his termination, pro-rated to the date of his termination. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty (120) days after the commencement of his disability. Pursuant to the agreement, Mr. Buscemi has also received payment in the amount of $3,000, and has received 6,500 stock options under the Registrant's 1997 Stock Option Plan as additional consideration for his agreement to certain covenants and restrictions, which includes an agreement that he will not compete with the Registrant in specified geographic areas for a period of 18 months after his termination for any reason. The description of the October 10, 2006 agreement between the Registrant and James F. Buscemi described in this report does not purport to be complete and is qualified in its entirety by reference to the October 10, 2006 agreement between the Registrant and James F. Buscemi, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

On October 10, 2006, the Registrant entered into an agreement with Charles F. Harkins, the Registrant's Vice President Sales, pursuant to which, in the event of his involuntary separation from the Registrant without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Harkins will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of 18 months, and a lump sum payment equivalent to the highest bonus paid to him in the 3 years prior to his termination, pro-rated to the date of his termination. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty (120) days after the commencement of his disability. Pursuant to the agreement, Mr. Harkins has also received payment in the amount of $4,000, and has received 7,900 stock options under the Registrant's 1997 Stock Option Plan, as additional consideration for his agreement to certain covenants and restrictions, which include an agreement that he will not compete with the Registrant in specified geographic areas for a period of 18 months after his termination for any reason. The description of the October 10, 2006 agreement between the Registrant and Charles F. Harkins described in this report does not purport to be complete and is qualified in its entirety by reference to the October 10, 2006 agreement between the Registrant and Charles F. Harkins, which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

On October 10, 2006, the Registrant entered into an agreement with Stephen P. Mandracchia, the Registrant's Secretary and Vice President Legal and Regulatory, pursuant to which, in the event of his involuntary separation from the Registrant without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Mandracchia will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of 18 months, and a lump sum payment equivalent to the highest bonus paid to him in the 3 years prior to his termination, pro-rated to the date of his termination. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty (120) days after the commencement of his disability. Pursuant to the agreement, Mr. Mandracchia has also received payment in the amount of $3,500, and has received 7,400 stock options under the Registrant's 1997 Stock Option Plan, as additional consideration for his agreement to certain covenants and restrictions, which include an agreement that he will not compete with the Registrant in specified geographic areas for a period of 18 months after his termination for any reason. The description of the October 10, 2006 agreement between the Registrant and Stephen P. Mandracchia described in this report does not purport to be complete and is qualified in its entirety by reference to the October 10, 2006 agreement between the Registrant and Stephen P. Mandracchia, which is filed as Exhibit 10.5 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Amended and Restated Employment Agreement between Hudson Technologies, Inc. and Kevin J. Zugibe, dated October 10, 2006.

Exhibit 10.2 - Agreement between Hudson Technologies, Inc. and Brian F. Coleman, dated October 10, 2006.

Exhibit 10.3 - Agreement between Hudson Technologies, Inc. and James R. Buscemi, dated October 10, 2006.

Exhibit 10.4 - Agreement between Hudson Technologies, Inc. and Charles F. Harkins, dated October 10, 2006.

Exhibit 10.5 - Agreement between Hudson Technologies, Inc. and Stephen P. Mandracchia, dated October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON TECHNOLOGIES, INC.

Date: October 12, 2006

By: /S/ Stephen P. Mandracchia

Name: Stephen P. Mandracchia

Title: Vice President Legal & Regulatory, Secretary